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                                                                   EXHIBIT 10.17


                           [Form of Lock-Up Agreement]


                                  Common Shares

                                ($[ ] Par Value)


Adventure Holdings, S.A.
Trinity Partners Acquisition Company Inc.

Ladies and Gentlemen:

                  This Lock-Up Letter Agreement is being delivered to you in connection with the proposed Agreement and Plan of Merger (the "Merger Agreement"), dated as of _________, 2005, by and among Adventure Holdings, S.A., a corporation organized under the laws of the Republic of the Marshall Islands ("Adventure"), V. Capital S.A. a corporation organized under the laws of the Republic of the Marshall Islands, G. Bros. S.A., a corporation organized under the laws of the Republic of the Marshall Islands, George D. Gourdomichalis, Stathis D. Gourdomichalis and Ion G. Varouxakis, and Trinity Partners Acquisition Company Inc., a corporation organized under the laws of the State of Delaware ("Trinity").

                  The undersigned agrees that for a period of one year after the Effective Time (as defined in the Merger Agreement), the undersigned will not
(i) sell, offer to sell, contract or agree to sell, grant any option to purchase or otherwise dispose of or agree to dispose of, or file (or participate in the filing of) a registration statement with the Securities and Exchange Commission (the "Commission") in respect of, any common shares of Adventure or any securities convertible into or exercisable or exchangeable for common shares, or warrants or other rights to purchase common shares, (ii) enter into any swap or other arrangement that transfers to another, in whole or in part, any of the economic consequences of ownership of common shares or any securities convertible into or exercisable or exchangeable for common shares, or warrants or other rights to purchase common shares, whether any such transaction is to be settled by delivery of common shares or such other securities, in cash or otherwise, or (iii) publicly announce an intention to effect any transaction specified in clause (i) or (ii). The foregoing sentence shall not apply to (a)


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bona fide gifts, provided the recipient thereof agrees in writing to be bound by the terms of this Lock-Up Letter Agreement and confirm that he, she or it has been in compliance with the terms of this Lock-Up Letter Agreement since the date hereof, (b) on death, by will or intestacy, or (c) dispositions to the undersigned's immediate family or to any trust, partnership or other entity for the direct or indirect benefit of the undersigned and/or the immediate family of the undersigned or any affiliate thereof, provided that such, family member, trust, partnership or other entity or affiliate agrees in writing to be bound by the terms of this Lock-Up Letter Agreement and confirms that it has been in compliance with the terms of this Lock-Up Letter Agreement since the date hereof or (d) pursuant to a court order or settlement agreement approved by a court of competent jurisdiction.

                  If (i) Adventure or Trinity notifies you in writing that it does not intend to proceed with the merger, (ii) the F1/F4 registration statement (or comparable form) filed with the Commission with respect to the merger is withdrawn, (iii) for any reason the Merger Agreement shall be terminated prior to the Effective Time (as defined in the Agreement), or (iv) any executive officer or director of Trinity or Adventure does not execute a lock-up letter agreement agreeing to identical restrictions on sales or other dispositions as are imposed under this Lock-Up Letter Agreement, then this Lock-Up Letter Agreement shall terminate without any action by the parties and the undersigned shall be released from its obligations hereunder.

                  Notwithstanding anything to the contrary, it is hereby agreed and acknowledged that (i) the Adventure Shareholders (as defined in the Merger Agreement) and their respective affiliates may, collectively and, among them as they shall mutually agree, pledge or hypothecate up to an aggregate of 750,000 of their shares in Adventure to banks or other financial institutions to collateralize bona fide personal borrowings, and (ii) in the event any warrants held by the Trinity Directors (as defined in the Merger Agreement) are called for redemption in accordance with the terms of such warrants and, following such call for redemption, a Trinity Director exercises any such warrants, then this Lock-Up Agreement shall not apply to up to one half of the shares received by such Trinity Director upon exercise of each series of such warrants.

                                      Yours very truly,


                                      -----------------------------------------
                                      Name:



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